UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2023
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Pure Storage, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37570	27-1069557
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2555 Augustine Dr. Santa Clara, California 95054
(Address of Principal Executive Offices and Zip Code)

(800) 379-7873
(Registrant’s Telephone Number, Including Area Code)

650 Castro Street, Suite 400
Mountain View, California 94041
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	PSTG	New York Stock Exchange LLC
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On May 31, 2023, Pure Storage, Inc. ("Pure") issued a press release and will hold a conference call regarding its financial results for the quarter ended May 7, 2023. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

This information, including the exhibit(s) hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Pure is making reference to non-GAAP financial information in the press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.  These non-GAAP financial measures are reported in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pure anticipates granting long-term performance incentive restricted stock unit awards (the “LTP Awards”), under Pure’s 2015 Equity Incentive Plan and related award agreements (the “Plan”), to its executive officers in early June, with vesting contingent on both achievement of formidable stock-related milestones and continuous service over a period of nearly five years. Recipients of these awards will include Charles Giancarlo, Kevan Krysler, John Colgrove, Ajay Singh and Dan FitzSimons. The share amounts will be determined based on a 30-trading day average closing price ending shortly before the date of grant. Once the share amounts underlying the LTP Awards are finalized, these amounts will be disclosed in Pure’s next Quarterly Report on Form 10-Q to be filed by mid June 2023.

Background

Pure’s board of directors believes that the LTP Awards will contribute to driving higher stockholder returns, while also supporting the retention and alignment of our executive team. The LTP Awards were designed in consultation with Pure’s Compensation & Talent Committee’s independent compensation consultant, with a focus on the best interests of stockholders. The LTP Awards will complement the executive officers’ annual performance-based equity awards. The payout range is intended to be challenging to achieve, and will require significant value creation that would accrue to all stockholders’ benefit before any value from the awards can be realized by Pure’s executive officers.

Aligned with Stockholders

The LTP Awards are structured to directly align with stockholder interests, as the awards motivate extraordinary long-term performance, are entirely at risk, and correlates directly with stockholder outcomes. The LTP Awards provide value to the recipients only if there are significant increases in Pure’s market capitalization during the multi-year performance period of the awards. Presently, Pure has an approximate market capitalization of $7.3 billion, based on the 30-trading day average closing price for a share of Pure’s common stock ending on May 26, 2023 and shares outstanding as of the end of the quarter ended May 7, 2023. No value is shared with executive officers until Pure’s market capitalization exceeds the threshold level, which are described in more detail below.

Terms of the LTP Awards

Subject to the terms and conditions of the Plan and award agreement, shares earned under the LTP Awards will vest on March 20, 2028, contingent upon the achievement of pre-set market capitalization targets, as a function of Pure’s stock price and shares outstanding; the number of shares that will be earned will range from 0% to 100% of the total number of shares subject to the LTP award, dependent upon Pure’s market capitalization meeting or exceeding $15 billion at the threshold and $21 billion at the maximum, measured as of the end of Pure’s fiscal years ending in 2026, 2027 or 2028, subject to such employee’s continuous service through March 20, 2028.

The LTP Awards also contain provisions for treatment of the award upon an executive officer’s death or Disability (as defined in the Plan), or in connection with a Change in Control (as defined in the Plan). The executive officers may be eligible for benefits, with respect to the LTP Award, if any, under the Change in Control and Severance Benefit Plan, which is Exhibit 10.11 to Pure's Annual Report on Form 10-K (File No. 001-37570) as filed with the Securities and Exchange Commission on April 3, 2023 (the “Annual Report”). The LTP Awards also contain a provision requiring executive officers to hold any earned shares for an additional one-year period after the shares vest (subject to withholding for payroll taxes upon vesting and different treatment upon various termination scenarios).

The foregoing summary of the terms of the LTP Awards is not complete, and is qualified by reference to the Plan and related award agreement, copies of which have been filed as exhibits to the Annual Report. The LTP Awards are subject to forfeiture and repayment to the extent provided in Pure’s Compensation Recoupment Policy (i.e., clawback policy), as in effect from time to time. The LTP Awards will be described further in Pure’s definitive proxy statement on Schedule 14A in connection with its 2024 Annual Meeting of Stockholders, to be filed within 120 days after February 4, 2024.

Cautions Concerning Forward-Looking Statements

This report contains “forward-looking statements,” as defined in the Private Securities Litigation Reform Act of 1995, related to the LTP Awards and our views relating to the future value of the company. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of the company. Risks and uncertainties include, but are not limited to, those described under the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report, and Pure’s subsequent filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov, investors.purestorage.com or on request from the company. Pure does not undertake to update any forward-looking statements as a result of new information or future events or developments.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description
99.1	Press Release entitled "Pure Storage Announces First Quarter Fiscal 2024 Financial Results"
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pure Storage, Inc.
(Registrant)

By:	/s/ Kevan Krysler
Kevan Krysler
Chief Financial Officer
May 31, 2023